                                                              NUVEEN Investments

Nuveen Floating Rate Fund
             Annual Report dated May 31, 2002








For investors seeking a high level of current income, consistent with capital preservation.

[Photo appears here]

Receive your Nuveen Fund updates faster than ever!

By registering for online access you can view and save on your computer the Fund information you currently receive in the mail. This information then can be retrieved any time and you can select only the specific pages you want to view or print.

Once you sign up, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report--all you have to do is click on the Internet address provided. You'll be saving time as well as saving printing and distribution expenses for your Fund.

Registering for electronic access is easy and only takes a few minutes.

(see instructions at right)

Your e-mail address is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

Sign up today -- here's what you need to do...

If your Nuveen Fund dividends and statements COME DIRECTLY TO YOU FROM NUVEEN, follow the steps outlined below:

 1. Go to www.nuveen.com.

 2. Select the Access Account tab. Select the E-Report Enrollment section. Click on Enrollment Page.

 3. You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

 4. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

 5. Use this same process if you need to change your registration information or cancel Internet viewing.

If your Nuveen Fund dividends and statements COME FROM YOUR FINANCIAL ADVISOR BROKERAGE ACCOUNT, follow the steps outlined below:

 1. Go to www.investordelivery.com.

 2. Look at the address sheet that accompanied this report. Enter the personal 13-character enrollment number imprinted near your name on the address sheet.

 3. You'll be taken to a page with several options. Select the New Enrollment-Create screen. Once there, enter your e-mail address (yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

 4. Click Submit. Confirm the information you just entered is correct, then click Submit again.

 5. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

 6. Use this same process if you need to change your registration information or cancel Internet viewing.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE NO  BANK GUARANTEE

Dear Shareholder,


I am pleased to report that over the reporting period covered by this report your Nuveen Floating Rate Fund continued to provide you with attractive income and the potential for capital preservation within your overall portfolio through the diversification potential of carefully researched senior bank loans. Detailed information on your Fund's performance can be found in the Portfolio Manager Commentary and Fund Spotlight sections later in this report. I urge you to take the time to read it.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy--see the inside front cover of this report for detailed instructions.

In addition to providing you with attractive income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. Senior bank loans have historically demonstrated low return correlation with stocks and bonds. Bank loans tend to react differently from stocks and bonds to economic factors. For instance, changes in interest rates typically affect the price of fixed-income investments, such as long-term bonds, but not the income they produce. Conversely, changes in interest rates affect a senior loan fund's income potential but generally have only a minimal effect on price. That's one reason why, when added to a portfolio of stocks and bonds, Nuveen Floating Rate Fund offers the potential to reduce overall portfolio volatility.

For more than 100 years, Nuveen has specialized in offering quality investments such as this Nuveen Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 17, 2002

[Photo appears here]

   "I also urge you to consider receiving future Fund reports and other information electronically see the inside front cover of this report for detailed instructions."

                             Annual Report | Page 1

Portfolio Manager's Comments

The day-to-day portfolio management of the Fund is led by a talented team of managers employed by both Nuveen Senior Loan Asset Management and Symphony Asset Management, a leading institutional money manager acquired by Nuveen last year. In addition to their credit expertise and bank loan industry experience, the team has a disciplined use of quantitative methods to try to manage risk and analyze the pricing of securities across multiple markets.

In the following Q&A, portfolio manager Gunther Stein examines economic and market conditions, key investment strategies, and the performance of the Nuveen Floating Rate Fund.

Q. What market environment did the fund experience during the last 12 months?

A. There were several events that occurred over the last twelve months that had a significant impact on the fund. First, the terrorist attacks of September 11th caused a large amount of uncertainty in almost all sectors of the market. From a performance standpoint, the Credit Suisse First Boston Leveraged Loan Index posted a -1.91% return for the month of September, the lowest monthly return since the inception of the index in January of 1992. With the economy already deteriorating throughout the year, the Federal Reserve aggressively lowered interest rates. By year's end, the Fed had decreased interest rates to their lowest levels in more than 40 years. The fund also had a change in management during the period. A new team assumed day-to-day management of the fund in November of 2001. The onset of 2002 brought on a renewed optimism that the economy was on the mend.

Q. How did the fund perform during the fiscal year ended May 31, 2002 and to what do you attribute this performance?

A. For the fiscal year ended May 31, 2002, the fund's total return was 2.03 percent (Class B shares at net asset value) compared to the Lipper Loan Participations Funds/1/ category average of 2.31 percent. Negative performance on a few specific holdings primarily in the first six months hurt NAV performance over the reporting period. However, we believe the fund's net asset value has begun to stabilize in response to stabilizing asset and recovery values in the loan market. Several loans significantly contributed to the performance of the fund: Metaldyne, Tenneco, Wyndham and US Can.

Q. What was your approach to managing the fund?

A. Our team continued to deliver on the portfolio mandate of a value-oriented management strategy. We focus on high-quality loans with real assets to back them up. The team uses a discipline that begins with a fundamental approach to evaluating cash flow and asset quality and leverages the firm's extensive quantitative evaluation and signaling tools in evaluating securities. The team dedicated a significant portion of our time early in the transition period of taking over the day-to-day portfolio management to evaluating existing loans. Additionally, we attempted to eliminate positions which we believe had the weakest upside performance to downside risk potential.

Q. What is your outlook for the senior loan market and plans for the Nuveen Floating Rate Fund?

A. Though we see signs of an improving economy, the outlook for corporate profits remains very weak. Additional macro-shocks would put a full recovery at risk. Our team favors the gaming, lodging and industrial segments as asset levels remain strong and profitability is expected to stabilize. Conversely, the cellular and telecom related industries are expected to remain under pressure as profitability has remained weak and asset quality is still uncertain. After fully assessing and classifying the fund's holdings, we have a good understanding of the security risks and opportunities in the portfolio. Looking forward, we are optimistic about

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

/1/For the Nuveen Floating Rate Fund, the Lipper Peer Group returns represent the average annualized total return of 39 funds in the Lipper Loan Participations Funds category for the one-year period ended May 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

                             Annual Report | Page 2
the prospects for an improvement in the underlying fundamentals of the senior loan market; particularly in an environment where the Federal Reserve lowered the rate eleven times. If the economy recovers, default risks subside and interest rates begin to climb, leveraged companies may enjoy a significant improvement in earnings power. We believe this would be incremental to a possible appreciation in net asset value.

Fund Spotlight as of 5/31/02                        Nuveen Floating Rate Fund

Quick Facts
                             A Shares     B Shares     C Shares      R Shares
-----------------------------------------------------------------------------
NAV                             $9.28        $9.28        $9.28         $9.26
-----------------------------------------------------------------------------
Latest Dividend/1/            $0.0370      $0.0320      $0.0310       $0.0390
-----------------------------------------------------------------------------
Inception Date                  11/99        11/99        11/99         11/99
-----------------------------------------------------------------------------

Annualized Total Returns as of 5/31/02/2/
A Shares                                 NAV
1-Year                                 2.72%
----------------------------------------------------
Since Inception                        4.39%
----------------------------------------------------

B Shares                             w/o EWC   w/EWC
1-Year                                 2.03%  -0.40%
----------------------------------------------------
Since Inception                        3.69%   2.99%
----------------------------------------------------

C Shares                                 NAV
1-Year                                 1.93%
----------------------------------------------------
Since Inception                        3.58%
----------------------------------------------------

R Shares                                 NAV
1-Year                                 2.99%
----------------------------------------------------
Since Inception                        4.60%
----------------------------------------------------

Top Five Industries/3/
Hotels, Motels, Inns & Gaming                 16.52%
----------------------------------------------------
Containers, Packaging & Glass                  6.77%
----------------------------------------------------
Automotive                                     5.96%
----------------------------------------------------
Chemicals, Plastics & Rubber                   5.61%
----------------------------------------------------
Construction Materials                         5.59%

Annualized Total Returns as of 3/31/02/2/
A Shares                                 NAV
1-Year                                 0.06%
----------------------------------------------------
Since Inception                        4.06%
----------------------------------------------------

B Shares                             w/o EWC   w/EWC
1-Year                                -0.62%  -2.97%
----------------------------------------------------
Since Inception                        3.37%   2.56%
----------------------------------------------------

C Shares                                 NAV
1-Year                                -0.81%
----------------------------------------------------
Since Inception                        3.26%
----------------------------------------------------

R Shares                                 NAV
1-Year                                 0.21%
----------------------------------------------------
Since Inception                        4.23%
----------------------------------------------------

Top Five Holdings/3/
Mueller Group, Inc.                            5.59%
----------------------------------------------------
Wyndham International, Inc.                    5.02%
----------------------------------------------------
Harrahs Entertainment                          4.69%
----------------------------------------------------
Tenneco, Inc.                                  3.49%
----------------------------------------------------
Park Place Entertainment                       3.40%
----------------------------------------------------

Portfolio Statistic
Fund Net Assets                         88.2 million
----------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

The fund, whose shares are continuously offered at NAV, is required to offer to repurchase shares from investors each quarter. When the fund offers to repurchase shares, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

1 Paid June 3, 2002. This is the latest monthly dividend declared during the period ended May 31, 2002. This fund accrues daily.
2 Class B share returns have an Early Withdrawal Charge (EWC) that declines from 3% to 0% over 5 years. Class C shares have an EWC of 1% for redemptions within one year, which is not reflected in the one-year total return. Class A and R share returns are available under limited circumstances.
3 Based on total investments as of May 31, 2002.

                             Annual Report | Page 3

Portfolio of Investments
NUVEEN FLOATING RATE FUND
May 31, 2002


                                                                            Ratings*
                                                                          ------------
   Principal                                                                               Stated          Market
Amount (000) Description                                                  Moody's  S&P Maturity**           Value
-----------------------------------------------------------------------------------------------------------------
             VARIABLE RATE SENIOR LOAN INTERESTS/(1)/ and
             INTEREST BEARING SECURITIES - 86.3%

             Aerospace/Defense - 4.3%

    $ 2,970  DeCrane Aircraft Holdings, Inc., Term Loan D                      B2   B+   12/17/06 $     2,954,816

        833  Vought Aircraft Industries, Inc., Term Loan A                     NR   NR   06/30/06         829,758
-----------------------------------------------------------------------------------------------------------------
                                                                                                        3,784,574
-----------------------------------------------------------------------------------------------------------------
             Automotive - 6.0%

        490  Federal-Mogul Corporation, Term Loan A (b)                        NR    D   02/24/04         322,653

      1,420  Federal-Mogul Corporation, Term Loan B (b)                        NR    D   02/24/05         932,657

        927  Metaldyne Company/Metalync Company, LLC, Term Loan B              B1  BB-   11/28/08         923,072

         72  Tenneco Auto, Inc., Revolver Loan                                 B2    B   09/30/05          37,809

        373  Tenneco Auto, Inc., Term Loan A                                   B2    B   09/30/05         360,296

      1,390  Tenneco Auto, Inc., Term Loan B                                   B2    B   12/30/07       1,338,937

      1,390  Tenneco Auto, Inc., Term Loan C                                   B2    B   06/30/08       1,338,937
-----------------------------------------------------------------------------------------------------------------
                                                                                                        5,254,361
-----------------------------------------------------------------------------------------------------------------
             Beverage, Food & Tobacco - 5.3%

        789  Flowers Foods, Inc., Term Loan B                                 Ba2 BBB-   03/26/07         796,132

        866  Merisant Company, Term Loan B                                    Ba3  BB-   03/30/07         872,464

      2,000  Pinnacle Foods Corporation, Term Loan                            Ba3  BB-   05/22/08       2,020,000

        999  Suiza Foods Corporation, Term Loan B                             Ba2  BB+   07/15/08       1,004,836
-----------------------------------------------------------------------------------------------------------------
                                                                                                        4,693,432
-----------------------------------------------------------------------------------------------------------------
             Broadcasting/Cable - 2.8%

      1,000  Century Cable Holdings, LLC, Discretionary Term Loan             Ba3  CCC   12/31/09         890,739

      1,667  Charter Communications Operating, LLC, Incremental Term Loan     Ba3 BBB-   09/18/08       1,588,826
-----------------------------------------------------------------------------------------------------------------
                                                                                                        2,479,565
-----------------------------------------------------------------------------------------------------------------
             Buildings & Real Estate - 0.2%

      1,000  Washington Group International, Inc., Bond (a)                    NR   NR   07/01/10         215,000
-----------------------------------------------------------------------------------------------------------------
             Cargo Transportation - 1.0%

        910  North American Van Lines, Inc., Term Loan B                       B1   B+   11/18/07         898,401
-----------------------------------------------------------------------------------------------------------------
             Chemicals, Plastics & Rubber - 5.6%

      2,483  CP Kelco ApS, Term Loan B                                         B3   B+   03/31/08       2,247,233

        827  CP Kelco ApS, Term Loan C                                         B3   B+   09/30/08         748,723

        967  Ineos US Finance, LLC, Term Loan C                               Ba3   BB   06/30/09         962,105

        981  OM Group, Inc., Term Loan B                                      Ba3   BB   04/01/07         987,243
-----------------------------------------------------------------------------------------------------------------
                                                                                                        4,945,304
-----------------------------------------------------------------------------------------------------------------
             Construction Materials - 5.6%

      4,900  Mueller Group, Inc., Term Loan D                                  B1   B+   08/16/07       4,926,031
-----------------------------------------------------------------------------------------------------------------
             Containers, Packaging & Glass - 6.8%

        887  Greif Bros. Corporation, Term Loan B                             Ba3   BB   02/28/08         894,027

      1,016  Stone Container Corporation, Term Loan C                         Ba3   B+   10/01/03       1,021,091

      1,247  Stone Container Corporation, Term Loan D                         Ba3   B+   10/01/03       1,253,605

      2,983  United States Can Company, Term Loan B                            B2    B   10/04/08       2,795,174
-----------------------------------------------------------------------------------------------------------------
                                                                                                        5,963,897
-----------------------------------------------------------------------------------------------------------------

----
4

                                                                            Ratings*
                                                                          ------------
   Principal                                                                               Stated      Market
Amount (000) Description                                                  Moody's  S&P Maturity**       Value
-------------------------------------------------------------------------------------------------------------
             Diversified Manufacturing - 5.1%

     $  858  Blount, Inc., Term Loan B                                         B3    B   06/30/06 $   849,218

      1,985  Dresser, Inc., Term Loan B                                       Ba3  BB-   04/10/09   1,999,474

      1,965  GenTek, Inc., Term Loan C                                       Caa2  CCC   10/31/07   1,606,364
-------------------------------------------------------------------------------------------------------------
                                                                                                    4,455,056
-------------------------------------------------------------------------------------------------------------
             Farming & Agricultural - 0.9%

        782  Shemin Holdings Corporation, Term Loan B                          NR   NR   01/28/07     772,893
-------------------------------------------------------------------------------------------------------------
             Finance & Banking - 0.2%

        592  Finova Group, Inc., Bond                                          NR   NR   11/15/09     210,160
-------------------------------------------------------------------------------------------------------------
             Healthcare - 3.1%

        754  Advance PCS, Term Loan B                                         Ba1  BB+   10/02/07     756,759

      1,989  Triad Hospitals, Inc., Term Loan B                               Ba3   B+   09/30/08   2,013,333
-------------------------------------------------------------------------------------------------------------
                                                                                                    2,770,092
-------------------------------------------------------------------------------------------------------------
             Hotels, Motels, Inns & Gaming - 16.5%

      1,000  Alliance Gaming Corporation, LLC, Term Loan                       B1   B+   12/31/06   1,010,000

      1,000  Boyd Gaming Corp., Bond                                          Ba3  BB-   10/01/03   1,033,750

        964  Extended Stay America, Inc., Term Loan B                         Ba3  BB-   01/15/08     969,646

       4,000 Harrah's Entertainment, Inc., Bond                               Ba1  BB+   12/15/05   4,130,000

       3,000 Park Place Entertainment, Bond                                   Ba1 BBB-   06/01/02   3,000,000

       1,239 Wyndham International, Inc., Increasing Rate Loan               Caa1   B-   06/30/04   1,206,303

       3,396 Wyndham International, Inc., Term Loan B                        Caa1   B-   06/30/06   3,214,893
-------------------------------------------------------------------------------------------------------------
                                                                                                   14,564,592
-------------------------------------------------------------------------------------------------------------
             Natural Resources/Oil & Gas - 2.3%

       2,000 Tesoro Petroleum Corp., Term Loan B                              Ba3  BB+   12/31/07   2,003,333
-------------------------------------------------------------------------------------------------------------
             Paper & Forest Products - 2.0%

      8,333  California Pollution Control Financing Authority, CanFibre
             of Riverside Project, Bonds (a)(b)(d)                             NR   NR   07/01/14   1,134,167

      4,500  California Pollution Control Financing Authority, CanFibre
             of Riverside Project, Bonds (a)(b)(d)                             NR   NR   07/01/19     612,450

      3,500  CanFibre of Lackawana, LLC, Construction Loan (a)(b)(c)           NR   NR   12/01/13          --

        600  CanFibre of Lackawana, LLC, First Stabilization Fund Letter
             of Credit (a)(b)(c)                                               NR   NR   12/01/13          --

      5,000  CanFibre of Riverside, Inc., Equity Contribution Letter of
             Credit (a)(b)(c)(d)                                               NR   NR   07/01/09          --

         267 CanFibre of Riverside, Inc., Working Capital Loan
              (a)(b)(c)(d)                                                     NR   NR   12/31/02          --
-------------------------------------------------------------------------------------------------------------
                                                                                                    1,746,617
-------------------------------------------------------------------------------------------------------------
             Personal & Miscellaneous Services - 1.1%

         998 Adams Outdoor Advertising Limited Partnership, Term Loan B        B1   B+   02/01/08   1,008,722
-------------------------------------------------------------------------------------------------------------
             Printing & Publishing - 2.1%

       1,990 PRIMEDIA, Inc., Term Loan B                                       NR    B   06/30/09   1,811,895
-------------------------------------------------------------------------------------------------------------
             Retail/Catalog - 3.3%

       4,599 Micro Warehouse, Inc., Term Loan B                                B1   NR   01/31/07   2,931,549
-------------------------------------------------------------------------------------------------------------
             Retail/Oil & Gas - 2.9%

       2,494 TravelCenters of America, Inc., Term Loan B                      Ba3   BB   11/14/08   2,515,570
-------------------------------------------------------------------------------------------------------------
             Retail/Specialty - 2.2%

       1,993 Rite Aid Corporation, Term Loan                                   B2  BB-   06/27/05   1,971,157
-------------------------------------------------------------------------------------------------------------
             Retail/Stores - 2.3%

       2,000 SDM Corporation, Term Loan F                                     Ba1 BBB+   02/04/09   2,013,751
-------------------------------------------------------------------------------------------------------------

----
5

Portfolio of Investments
NUVEEN FLOATING RATE FUND (continued)
May 31, 2002

                                                                            Ratings*
                                                                           -----------
    Principal
Amount/Shares                                                                              Stated      Market
        (000) Description                                                  Moody's S&P Maturity**       Value
-------------------------------------------------------------------------------------------------------------
              Telecommunications/Competitive Local Exchange Carrier
              (CLEC) - 0.1%

      $ 3,000 WCI Capital Corporation, Term Loan B (a)(b)                       NR  NR   09/30/07  $   62,499
-------------------------------------------------------------------------------------------------------------
              Transportation/Rail Manufacturing - 1.1%

          988 Kansas City Southern Railway Company, Term Loan B                Ba1 BB+   12/29/06     992,438
-------------------------------------------------------------------------------------------------------------
              Utilities - 3.5%

        2,250 AES EDC Funding II, LLC, Term Loan                                NR  NR   10/06/03   2,117,250

          980 TNP Enterprises, Inc., Term Loan                                 Ba2 BB+   03/30/06     981,840
-------------------------------------------------------------------------------------------------------------
                                                                                                    3,099,090
-------------------------------------------------------------------------------------------------------------
              Total Variable Rate Senior Loan Interests and Interest                               76,089,979
               Bearing Securities (cost $81,223,227)
              ----------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 13.7%

     $  2,050 JPMorgan Prime Funding Account, Money Market Fund, 1.38%                              2,049,509

       10,000 State Street Treasury Repurchase Agreement, 1.72%, dated                   06/03/02  10,000,000
               05/31/02, repurchase price $10,202,589, collateralized by
               U.S. Treasury Bonds
------------------------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $12,049,509)                                      12,049,509
              ----------------------------------------------------------------------------------------------
              Total Investments (cost $93,272,736) - 100.0%                                        88,139,488
              ----------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 0.0%                                                     21,120
              ----------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                   $88,160,608
              ----------------------------------------------------------------------------------------------

           NR Not rated.
           * Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. Ratings are not covered by the Report of Independent Accountants.
           ** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.
          (1) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
          (a) At or subsequent to May 31, 2002, this issue was non-income producing.
          (b) At or subsequent to May 31, 2002, this issue was under the protection of the federal bankruptcy court.
          (c) Position has a zero cost basis and was acquired as part of a workout program.
          (d) On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.




                                See accompanying notes to financial statements.

----
6

Statement of Assets and Liabilities
NUVEEN FLOATING RATE FUND
May 31, 2002

 ------------------------------------------------------------------------------
 Assets
 Investments, at market value (cost $93,272,736)                   $88,139,488
 Cash                                                                       74
 Receivables:
   Fund manager                                                          7,439
   Interest                                                            655,660
 Other assets                                                           31,291
 ------------------------------------------------------------------------------
     Total assets                                                   88,833,952
 ------------------------------------------------------------------------------
 Liabilities
 Distribution and service fees                                          70,927
 Dividends payable                                                     327,458
 Other liabilities                                                     274,959
 ------------------------------------------------------------------------------
     Total liabilities                                                 673,344
 ------------------------------------------------------------------------------
 Net assets                                                        $88,160,608
 ------------------------------------------------------------------------------
 Class A Shares
 Net assets                                                        $ 3,793,243
 Shares outstanding                                                    408,931
 Net asset value per share                                         $      9.28
 ------------------------------------------------------------------------------
 Class B Shares
 Net assets                                                        $24,873,985
 Shares outstanding                                                  2,680,791
 Net asset value per share                                         $      9.28
 ------------------------------------------------------------------------------
 Class C Shares
 Net assets                                                        $57,585,427
 Shares outstanding                                                  6,205,336
 Net asset value per share                                         $      9.28
 ------------------------------------------------------------------------------
 Class R Shares
 Net assets                                                        $ 1,907,953
 Shares outstanding                                                    206,018
 Net asset value per share                                         $      9.26
 ------------------------------------------------------------------------------

 Net Assets Consist of:
 ------------------------------------------------------------------------------
 Capital paid-in                                                   $97,679,649
 Undistributed (Over-distribution of) net investment income           (261,708)
 Accumulated net realized gain (loss) from investment transactions  (4,124,085)
 Net unrealized appreciation (depreciation) of investments          (5,133,248)
 ------------------------------------------------------------------------------
 Net assets                                                        $88,160,608
 ------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
7

Statement of Operations
NUVEEN FLOATING RATE FUND
Year Ended May 31, 2002

--------------------------------------------------------------------------------
Investment Income
Interest                                                            $ 7,721,529
Fees                                                                    135,139
--------------------------------------------------------------------------------
Total investment income                                               7,856,668
--------------------------------------------------------------------------------
Expenses
Management fees                                                         820,272
Service fees - Class A                                                   11,173
Distribution and service fees - Class B                                 274,342
Waiver of distribution fees - Class B                                   (27,372)
Distribution and service fees - Class C                                 754,675
Shareholders' servicing agent fees and expenses                         106,843
Custodian's fees and expenses                                           417,463
Trustees' fees and expenses                                              16,671
Professional fees                                                       278,448
Shareholders' reports - printing and mailing expenses                    80,436
Federal and state registration fees                                      72,998
Other expenses                                                           67,389
--------------------------------------------------------------------------------
Total expenses                                                        2,873,338
  Expense reimbursement and waivers from the Adviser                   (543,856)
--------------------------------------------------------------------------------
Net expenses                                                          2,329,482
--------------------------------------------------------------------------------
Net investment income                                                 5,527,186
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                (3,433,707)
Change in net unrealized appreciation (depreciation) of investments    (471,071)
--------------------------------------------------------------------------------
Net gain (loss) from investments                                     (3,904,778)
--------------------------------------------------------------------------------
Net increase in net assets from operations                          $ 1,622,408
--------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
8

Statement of Changes in Net Assets
NUVEEN FLOATING RATE FUND

                                                                                        Year Ended    Year Ended
                                                                                           5/31/02       5/31/01
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                $  5,527,186  $  8,595,558
Net realized gain (loss) from investment transactions                                  (3,433,707)     (726,818)
Change in net unrealized appreciation (depreciation) of investments                      (471,071)   (4,707,971)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              1,622,408     3,160,769
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                                (251,423)     (442,851)
  Class B                                                                              (1,352,687)   (1,777,218)
  Class C                                                                              (3,700,331)   (5,786,040)
  Class R                                                                                (116,713)     (889,027)
From accumulated net realized gains from investment transactions:
  Class A                                                                                      --          (136)
  Class B                                                                                      --          (595)
  Class C                                                                                      --        (1,965)
  Class R                                                                                      --          (267)
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                              (5,421,154)   (8,898,099)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                        6,999,892    91,072,906
Net proceeds from shares issued to shareholders due to reinvestment of distributions    2,892,006     4,058,372
----------------------------------------------------------------------------------------------------------------
                                                                                        9,891,898    95,131,278
Cost of shares redeemed                                                               (52,237,629)  (23,672,020)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                    (42,345,731)   71,459,258
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                 (46,144,477)   65,721,928
Net assets at the beginning of year                                                   134,305,085    68,583,157
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                        $ 88,160,608  $134,305,085
----------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) of net investment income at the end of year     $   (261,708) $   (331,298)
----------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
9

Statement of Cash Flows
NUVEEN FLOATING RATE FUND
Year Ended May 31, 2002

-----------------------------------------------------------------------------------------------------------------------------
Change in Net Assets from Operations                                                                            $  1,622,408
-----------------------------------------------------------------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash provided by Operating Activities:
  Decrease in investments at value due to net dispositions and change in depreciation                             46,174,802
  Increase in fund manager receivable                                                                                 (7,439)
  Decrease in interest receivable                                                                                    519,851
  Decrease in receivable from shares sold                                                                            200,687
  Increase in other assets                                                                                           (28,413)
  Decrease in distribution and service fees                                                                          (37,185)
  Decrease in management fees                                                                                       (157,172)
  Increase in other liabilities                                                                                        3,737
-----------------------------------------------------------------------------------------------------------------------------
  Net cash provided by operating activities                                                                       48,291,276
-----------------------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
Proceeds from shares sold                                                                                          6,999,892
Cost of shares redeemed                                                                                          (52,237,629)
Cash dividends paid                                                                                               (3,054,284)
-----------------------------------------------------------------------------------------------------------------------------
  Net cash used for financing activities                                                                         (48,292,021)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Cash                                                                                                    (745)
Cash at the beginning of year                                                                                            819
-----------------------------------------------------------------------------------------------------------------------------
Cash at the End of Year                                                                                         $         74
-----------------------------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
10

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Floating Rate Fund (the "Fund") is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was organized as a Massachusetts business trust on June 28, 1999.

The Fund seeks to provide a high level of current income, consistent with preservation of capital by investing primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund may also periodically borrow money (either directly from banks or by issuing debt), the proceeds of which will be invested in senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of senior loans and bonds in the Fund's investment portfolio are provided by an independent pricing service approved by the Fund's Board of Trustees. The pricing service provider typically values senior loans and bonds at the mean of the highest bonafide bid and lowest bona fide ask prices when current quotations are readily available. Senior loans and bonds for which current quotations are not readily available are valued at fair value using a wide range of market data and other information and analysis, including credit characteristics considered relevant by such pricing service providers to determine valuations. The Board of Trustees of the Fund has approved procedures which permit Nuveen Senior Loan Asset Management Inc. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, to override the price provided by the independent pricing service. There were no price overrides during the fiscal year ended May 31, 2002. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are generally not listed on any exchange and the secondary market for those senior loans is comparatively illiquid relative to markets for other fixed income securities. Because of the comparatively illiquid markets, the value of a senior loan may differ significantly from the value that would have been used had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing. Fees consist primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original credit agreement.

Dividends and Distributions to Shareholders
The Fund intends to declare daily and pay monthly dividends from net investment income. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

The amount and timing of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares can be purchased at net asset value per share only upon conversion of Class B Shares, through an exchange of Class A Shares of certain Nuveen mutual funds, by reinvesting distributions from any Nuveen Defined Portfolio, or under certain other limited circumstances. Class A Shares are subject to a service fee of 0.25% of the average daily net assets. Class B Shares can be purchased at net asset value per share without any initial sales charge. Class B Shares are subject to a distribution fee of up to 0.75% (currently 0.65% as a result of a voluntary expense limitation) of the average daily net assets and a service fee of 0.25% of the average daily net assets. An investor purchasing Class B Shares agrees to pay any early withdrawal charge ("EWC") of up to 3% depending upon the length of time the shares are held by the investor (EWC is reduced to 0% at the end of five years). Class B Shares convert to Class A Shares six years after purchase. Class C Shares can be purchased at net asset value per share without any initial sales charge. Class C Shares are subject to a distribution fee of 0.75% of the average daily net assets and a service fee of 0.25% of the average daily net assets. An investor purchasing Class C Shares agrees to pay an


----
11

EWC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 2002.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
Effective June 1, 2001, the Fund adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began presenting paydown gains and losses on mortgage and asset-backed securities as interest income. Prior to June 1, 2001, the Fund presented paydown gains and losses on mortgage and asset-backed securities together with realized gain/loss from investment transactions. This change in accounting has no impact on the total net assets or net asset values of the Fund. The effect of this change for the fiscal year ended May 31, 2002, was to increase interest income by $36,442 and decrease realized gain/loss by the same amount.

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                        Year Ended 5/31/02        Year Ended 5/31/01
                                                     ------------------------  ------------------------
                                                          Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                 6,152  $     57,790     410,653  $  4,093,754
  Class B                                               205,909     1,924,154   2,322,863    23,008,984
  Class C                                               515,982     4,855,066   6,366,560    63,108,820
  Class R                                                17,611       162,882      87,058       861,348
Shares issued to shareholders due to reinvestment of
 distributions:
 Class A                                                 15,782       147,316      26,272       259,905
 Class B                                                 55,827       521,268      68,484       668,909
 Class C                                                232,634     2,170,603     307,992     3,030,839
 Class R                                                  5,670        52,819       9,998        98,719
--------------------------------------------------------------------------------------------------------
                                                      1,055,567     9,891,898   9,599,880    95,131,278
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                              (173,671)   (1,621,840)    (98,351)     (969,424)
  Class B                                              (824,643)   (7,665,856)   (196,483)   (1,933,576)
  Class C                                            (4,584,936)  (42,609,031)   (566,445)   (5,573,590)
  Class R                                               (37,256)     (340,902) (1,530,079)  (15,195,430)
--------------------------------------------------------------------------------------------------------
                                                     (5,620,506)  (52,237,629) (2,391,358)  (23,672,020)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                              (4,564,939) $(42,345,731)  7,208,522  $ 71,459,258
--------------------------------------------------------------------------------------------------------

The Fund will make quarterly offers to repurchase shares at net asset value (each, a "Repurchase Offer"). The next Repurchase Offer is scheduled to occur in September 2002. The results of the June 2002 Repurchase Offer are as follows:

                                     Shares     Amount
                         -----------------------------
                           Class A  114,032 $1,055,934
                           Class B  154,824  1,433,668
                           Class C  651,344  6,037,957
                           Class R   23,305    215,569
                         -----------------------------


----
12

3. Investment Transactions

Purchases and sales of investments (excluding short-term investments) during the fiscal year ended May 31, 2002, aggregated $47,166,037 and $82,405,944, respectively.

4. Income Tax Information

The following information is presented on an income tax basis as of May 31, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on mortgage and asset-backed securities discussed in Footnote 1-Change in Accounting Policy and timing differences in recognizing certain gains and losses on security transactions.

The cost of investments owned was $95,276,348.

The net unrealized depreciation of investments aggregated $7,136,860 of which $1,931,243 related to appreciated securities and $9,068,103 related to depreciated securities.

The tax components of undistributed net investment income and realized gains at May 31, 2002, were as follows:

---------------------------------------------
Undistributed ordinary income         $20,832
Undistributed long-term capital gains      --
---------------------------------------------

The tax character of distributions paid during the fiscal year ended May 31, 2002, were as follows:

-----------------------------------------------------
Distributions from ordinary income         $5,943,813
Distributions from long-term capital gains         --
-----------------------------------------------------

At May 31, 2002, the Fund had unused capital loss carryforwards of $2,120,471 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $36,496 of the carryforward will expire in the year 2009 and $2,083,975 will expire in the year 2010.

5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .7500 of 1%, reduced on managed assets of $1 billion or more, which is based upon the average daily managed assets of the Fund. "Managed assets" shall mean the average daily gross asset value of the Fund, minus the Fund's accrued liabilities (other than the principal amount of any borrowings incurred, and commercial paper or notes issued by the Fund).

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

The Adviser may voluntarily reimburse or waive expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, received service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2002, the Distributor compensated authorized dealers directly with approximately $71,900 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all service fees collected on Class B Shares during the first year following a purchase, all distribution fees collected on Class B Shares, and all service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2002, the Distributor retained approximately $489,800 in such fees. The remaining fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $149,800 of EWC on share redemptions during the fiscal year ended May 31, 2002.

At May 31, 2002, the Adviser owned 2,500 shares of each Class of A, B, C and R.

6. Commitments

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of approximately $425,000 as of May 31, 2002. The Fund generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.


----
13

7. Senior Loan Participation Commitments

The Fund invests primarily in assignments, participations, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. If the Fund purchases a participation of a Senior Loan Interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. There were no such participation commitments as of May 31, 2002.

8. Borrowings

In accordance with its investment policies, the Fund may borrow money from banks for investment purposes in an amount up to approximately 10% of the Fund's net assets.

The Fund entered into a $15 million revolving credit agreement with Deutsche Bank AG, which expires in October 2002. Interest is charged at a rate of the Fed Funds rate plus .50%, LIBOR plus .50% or the Prime Rate. An unused commitment fee of .125% is charged on the unused portion of the facility. During the fiscal year ended May 31, 2002, there were no borrowings under the revolving credit agreement and, therefore, there was no outstanding revolving credit balance at May 31, 2002.


----
14

Financial Highlights

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                         Investment Operations      Less Distributions
                                                       -------------------------  ----------------------






                                                                      Net            From
                                                                Realized/          and in
                                                               Unrealized          Excess
                                             Beginning     Net    Invest-          of Net                 Ending
                                                   Net Invest-       ment         Invest-                    Net
                                                 Asset    ment       Gain            ment  Capital         Asset     Total
Year Ended May 31,                               Value  Income     (Loss)  Total   Income    Gains  Total  Value Return(a)
----------------------------------------------------------------------------------------------------------------------------
Class A (11/99)
 2002(d)                                        $ 9.55    $.53      $(.28)  $.25    $(.52)     $-- $(.52) $ 9.28      2.72%
 2001                                            10.00     .84       (.42)   .42     (.87)      --  (.87)   9.55      4.23
 2000(c)                                         10.00     .40         --    .40     (.40)      --  (.40)  10.00      4.03
Class B (11/99)
 2002(d)                                          9.55     .47       (.29)   .18     (.45)      --  (.45)   9.28      2.03
 2001                                            10.00     .77       (.42)   .35     (.80)      --  (.80)   9.55      3.54
 2000(c)                                         10.00     .37       (.01)   .36     (.36)      --  (.36)  10.00      3.69
Class C (11/99)
 2002(d)                                          9.55     .47       (.29)   .18     (.45)      --  (.45)   9.28      1.93
 2001                                            10.00     .76       (.42)   .34     (.79)      --  (.79)   9.55      3.42
 2000(c)                                         10.00     .36         --    .36     (.36)      --  (.36)  10.00      3.62
Class R (11/99)
 2002(d)                                          9.53     .55       (.28)   .27     (.54)      --  (.54)   9.26      2.99
 2001                                            10.00     .88       (.46)   .42     (.89)      --  (.89)   9.53      4.27
 2000(c)                                         10.00     .39        .02    .41     (.41)      --  (.41)  10.00      4.15
----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                             Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                           Before             After
                                                       Reimbursement/     Reimbursement/
                                                          Waivers           Waivers(b)
                                                     -----------------  -----------------
                                                                 Ratio              Ratio
                                                                of Net             of Net
                                                               Invest-            Invest-
                                                     Ratio of     ment  Ratio of     ment
                                                     Expenses   Income  Expenses   Income
                                              Ending       to       to        to       to
                                                 Net  Average  Average   Average  Average  Portfolio
                                              Assets      Net      Net       Net      Net   Turnover
Year Ended May 31,                             (000)   Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------------------------
Class A (11/99)
 2002(d)                                     $ 3,793     1.98%    5.21%     1.47%    5.72%        47%
 2001                                          5,353     1.91     7.99      1.39     8.51         62
 2000(c)                                       2,221     3.14*    5.66*      .95*    7.85*         6
Class B (11/99)
 2002(d)                                      24,874     2.65     4.51      2.13     5.03         47
 2001                                         30,964     2.49     7.32      2.02     7.80         62
 2000(c)                                      10,489     3.72*    5.16*     1.60*    7.28*         6
Class C (11/99)
 2002(d)                                      57,585     2.70     4.54      2.21     5.03         47
 2001                                         95,891     2.62     7.22      2.12     7.72         62
 2000(c)                                      39,341     3.90*    4.92*     1.70*    7.12*         6
Class R (11/99)
 2002(d)                                       1,908     1.77     5.34      1.23     5.88         47
 2001                                          2,098     1.95     8.16      1.25     8.87         62
 2000(c)                                      16,532     3.53*    4.85*      .70*    7.68*         6
-----------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value and are not annualized.
(b) After expense reimbursement and waivers from the Adviser, where applicable.
(c) For the period November 29, 1999 (commencement of operations) through May 31, 2000.
(d) As required, effective June 1, 2001, the Fund has adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began presenting paydown gains and losses on mortgage and asset-backed securities as interest income. The effect of this change for the fiscal year ended May 31, 2002, was to increase each of the ratios of net investment income to average net assets by .03% for each class. The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.


                                See accompanying notes to financial statements.

----
15

Report of Independent Accountants


The Board of Trustees and Shareholders of
Nuveen Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Nuveen Floating Rate Fund (the "Fund"), including the portfolio of investments, as of May 31, 2002, and the related statement of operations, and cash flows for the year then ended, and the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period November 29, 1999 (commencement of investment operations) to May 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and selling or agent banks. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nuveen Floating Rate Fund as of May 31, 2002, the results of its operations, and cash flows for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 29, 1999 (commencement of investment operations) to May 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
July 22, 2002


----
16

                                     Notes

----
17

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                            Number of
                                               Year First                                                 Portfolios in
Name,                       Position(s)        Elected or   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Appointed and  Including other Directorships                  Overseen by
and Address                 the Fund         Term of Office During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:

-----------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the    1994 Term    Chairman and Director (since July 1996) of         130
3/28/1949                   Board, President Indefinite (2) The John Nuveen Company, Nuveen Investments,
333 W. Wacker Drive         and Trustee                     Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                           Institutional Advisory Corp.; prior thereto,
                                                            Executive Vice President and Director of The
                                                            John Nuveen Company and Nuveen Investments;
                                                            Director (since 1992) and Chairman (since
                                                            1996) of Nuveen Advisory Corp. and Nuveen
                                                            Institutional Advisory Corp.; Chairman and
                                                            Director (since January 1997) of Nuveen
                                                            Asset Management, Inc.; Director (since
                                                            1996) of Institutional Capital Corporation;
                                                            Chairman and Director (since 1999) of
                                                            Rittenhouse Financial Services Inc.; Chief
                                                            Executive Officer (since September 1999) of
                                                            Nuveen Senior Loan Asset Management Inc.

Trustees who are not interested persons of the Funds:

-----------------------------------------------------------------------------------------------------------------------
James E. Bacon              Trustee            1992 Term    Treasurer, Cathedral of St. John the Divine         18
2/27/1931                                    Indefinite (2) (New York City) (1997-present); formerly,
333 W. Wacker Drive                                         Director of Lone Star Industries, Inc.
Chicago, IL 60606                                           (1992-1999); previously, Director and
                                                            Executive Vice President of U.S. Trust
                                                            Corporation and Trustee of United States
                                                            Trust Company of New York.

-----------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee            2001 Term    Private Investor; previously President and          18
10/16/1946                                   Indefinite (2) C.E.O., Draper & Kramer, Inc. (a private
333 W. Wacker Drive                                         company that handles mortgage banking, real
Chicago, IL 60606                                           estate development, pension advising and
                                                            real estate management) (1995-1998).

-----------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee            1999 Term    President, The Hall-Perrine Foundation (a           18
10/22/1948                                   Indefinite (2) private philanthropic corporation);
333 W. Wacker Drive                                         Director, Alliant Energy; Director and Vice
Chicago, IL 60606                                           Chairman, United Fire & Casualty Company;
                                                            Director, Federal Reserve Bank of Chicago;
                                                            previously President and Chief Operating
                                                            Officer, SCI Financial Group, Inc. (a
                                                            regional financial services firm).

-----------------------------------------------------------------------------------------------------------------------
William L. Kissick          Trustee            1992 Term    Emeritus Professor, School of Medicine and          18
7/29/1932                                    Indefinite (2) the Wharton School of Management and former
333 W. Wacker Drive                                         Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                           Economics, University of Pennsylvania;
                                                            Adjunct Professor, Health Policy and
                                                            Management, Yale University.

-----------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand        Trustee            1992 Term    Retired; previously, Vice President in              18
11/11/1931                                   Indefinite (2) charge of Municipal Underwriting, Trading,
333 W. Wacker Drive                                         and Dealer Sales at The Northern Trust
Chicago, IL 60606                                           Company.

-----------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington        Trustee            1994 Term    President of Catalyst (a not-for-profit             18
2/24/1932                                    Indefinite (2) organization focusing on women's leadership
333 W. Wacker Drive                                         development in business and the professions).
Chicago, IL 60606

----
18

--------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                    Portfolios in
Name,                 Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or  Including other Directorships                  Overseen by
and Address           the Fund           Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President         2002     Vice President (since January 2002),               130
2/3/1966                                              formerly, Assistant Vice President (since
333 W. Wacker Drive                                   2000), previously, Associate of Nuveen
Chicago, IL 60606                                     Investments.


-----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments (since        130
11/28/1967            Treasurer                       January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (from January 1997); formerly,
Chicago, IL 60606                                     Associate of Nuveen Investments; Vice
                                                      President and Treasurer (since September
                                                      1999) of Nuveen Senior Loan Asset Management
                                                      Inc.; Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.            130
9/8/1954                                              (since August 2001); previously, Vice
333 W. Wacker Drive                                   President of Van Kampen Investment Advisory
Chicago, IL 60606                                     Corp. (since 1998); prior thereto, Assistant
                                                      Vice President of Van Kampen Investment
                                                      Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President         2002     Vice President (since January 2002) and            130
9/24/1964                                             Assistant General Counsel (since May 1998),
333 W. Wacker Drive                                   formerly Assistant Vice President of Nuveen
Chicago, IL 60606                                     Investments; Assistant Vice President and
                                                      Assistant Secretary (since 1998) of Nuveen
                                                      Advisory Corp. and Nuveen Institutional
                                                      Advisory Corp.; prior thereto, Associate at
                                                      the law firm D'Ancona Partners LLC


-----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments; Vice         130
10/24/1945                                            President (since January 1998) of Nuveen
333 W. Wacker Drive                                   Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                     Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1995     Managing Director of Nuveen Advisory Corp.         130
3/2/1964                                              and Nuveen Institutional Advisory Corp.
333 W. Wacker Drive                                   (since February 2001); prior thereto, Vice
Chicago, IL 60606                                     President of Nuveen Advisory Corp.;
                                                      Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President and     1998     Vice President of Nuveen Investments and           130
5/31/1954             Controller                      (since May 1998) The John Nuveen Company;
333 W. Wacker Drive                                   Vice President (since September 1999) of
Chicago, IL 60606                                     Nuveen Senior Loan Asset Management Inc.;
                                                      Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President         2000     Vice President (since March 2000) of Nuveen        130
3/22/1963                                             Investments, previously Assistant Vice
333 W. Wacker Drive                                   President (since January 1999); prior
Chicago, IL 60606                                     thereto, Associate of Nuveen Investments;
                                                      Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President         2002     Vice President (since 1999), previously,           130
8/27/1961                                             Assistant Vice President (since 1993) of
333 W. Wacker Drive                                   Nuveen Investments.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President and     1992     Vice President, Assistant Secretary and            130
7/27/1951             Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                       Investments; Vice President and Assistant
Chicago, IL 60606                                     Secretary of Nuveen Advisory Corp. and
                                                      Nuveen Institutional Advisory Corp.; Vice
                                                      President and Assistant Secretary of The
                                                      John Nuveen Company and Nuveen Asset
                                                      Management, Inc.; Vice President and
                                                      Assistant Secretary (since September 1999)
                                                      of Nuveen Senior Loan Asset Management Inc.

----
19

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                     Number of
                                                                                                   Portfolios in
Name,                Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate            Held with           Elected or  Including other Directorships                  Overseen by
and Address          the Fund           Appointed(3) During Past 5 Years                              Officer
----------------------------------------------------------------------------------------------------------------

Edward F. Neild, IV  Vice President         1996     Managing Director (since September 1997),          130
7/7/1965                                             previously Vice President of Nuveen Advisory
333 W. Wacker Drive                                  Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                    Corp.; Chartered Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Vice President and     1992     Managing Director (since January 2002),            130
9/9/1956             Secretary                       Assistant Secretary and Associate General
333 W. Wacker Drive                                  Counsel, formerly Assistant General Counsel
Chicago, IL 60606                                    and Vice President of Nuveen Investments;
                                                     Managing Director (since January 2002),
                                                     General Counsel and Assistant Secretary,
                                                     formerly Vice President of Nuveen Advisory
                                                     Corp. and Nuveen Institutional Advisory
                                                     Corp.; Vice President and Assistant
                                                     Secretary of The John Nuveen Company;
                                                     Managing Director (since January 2002), and
                                                     Assistant Secretary (since September 1999),
                                                     formerly Vice President of Nuveen Senior
                                                     Loan Asset Management Inc.; Managing
                                                     Director (since January 2002), Assistant
                                                     Secretary and Associate General Counsel,
                                                     formerly Vice President (since 2000), of
                                                     Nuveen Asset Management Inc.; Chartered
                                                     Financial Analyst.




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3)Officers serve one year terms through July of each year.

----
20

Fund Information

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606


Legal Counsel
Chapman & Cutler
Washington, D.C.


Independent Accountants
KPMG LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

                      Serving
                Investors
                         For Generations

[Photo of John Nuveen Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has synonymous with investments that withstand of time. In fact, more than 1.3 million have trusted Nuveen to help them build sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com